Leases (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Leases [Abstract]
Measurement of operating lease liabilities	$ 5,490	$ 4,635	$ 3,910
Leases, description	The Company’s operating lease agreements have remaining lease terms ranging from one year to nine years, some of these agreements include allowances, for the Company to extend the leases for an additional terms, of up to five years.
Weighted average remaining lease term	7 years 8 months 12 days
Weighted average discount rate	2.70%
Operating lease, description	the Company has an operating lease that has not yet commenced, with a lease obligation of approximately $ 4,071 for new offices. The operating lease will commence in 2022 with a lease term of nine years, including an option for a five year extension.